SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2003

ROXIO, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32373 (Commission File No.)	77-0551214 (I.R.S. Employer Identification Number)

Roxio, Inc.

455 El Camino Real

Santa Clara, CA 95050

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 367-3100

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 9.    REGULATION FD DISCLOSURE

In accordance with SEC Release No. 33-8216, the information in this Current Report, which is intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead being furnished under “Item 9. Regulation FD Disclosure.”

The information in this Current Report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Current Report, including the exhibit attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 24, 2003, Roxio, Inc. issued a press release announcing that the expected financial results for its fiscal fourth quarter ended March 31, 2003 will meet previous guidance.

A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 25, 2003

Roxio, Inc.

(Registrant)

By:	/s/ WILLIAM E. GROWNEY, JR.

Name: William E. Growney, Jr.

Title: Secretary

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Roxio, Inc. on April 24, 2003.

4